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                                                                  EXHIBIT 10(i)4
                                                           ALLETE 2006 Form 10-K

                                AMENDMENT TO THE
                         ALLETE AND AFFILIATED COMPANIES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The ALLETE and Affiliate Companies Supplemental Executive Retirement Plan, amended and restated effective January 1, 2004, is amended as follows:

         1. Effective January 1, 2007, Section 4.10 is DELETED in its entirety and replaced with the following:

         4.10   FORM OF PAYMENT - RETIREMENT BENEFITS

         The normal, or default, form of the Retirement Benefits provided for in
         Section 4.6 will be a 15-year monthly annuity (calculated using an 8% interest rate or other rate as approved by the Committee). The Participant may elect to receive the Retirement Benefits in the optional form of a monthly life annuity (calculated using the factor described in Section 4.6), such amount to be adjusted (i.e., cost-of-living adjustments) in the same manner as provided in Section
         5.11 of Retirement Plan A; provided, however, that any Participant who is also eligible for retirement benefits under the ALLETE and Affiliated Companies Supplemental Executive Retirement Plan II (SERP
         II) must receive Retirement Benefits under this Plan in the same form as he or she receives retirement benefits under SERP II. For purposes of clarification, if a Participant who is eligible for retirement benefits under SERP II receives the normal form of retirement benefits under SERP II, for any reason, any election by the Participant to receive the optional form of Retirement Benefits under this Plan shall be inoperable and the Participant shall receive the normal form of Retirement Benefits under this Plan.

         If the actuarial present value of the Retirement Benefits under Section
         4.6 is less than $10,000, the benefit will be paid in a lump sum payment.

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         If a Participant has commenced receipt of Retirement Benefits under this Plan and is re-employed by the Company, Retirement Benefit payments under this Plan shall be suspended upon such re-employment until the Participant again becomes eligible to receive Retirement Benefit payments under the Plan.

                                   ALLETE, INC.


                               By: /s/ Donald J. Shippar
                                   ---------------------------------------------
                                   Donald J. Shippar
                                   Chairman, President & Chief Executive Officer

ATTEST:


By: /s/ Deborah A. Amberg
    --------------------------------------------------
    Deborah A. Amberg
    Senior Vice President, General Counsel & Secretary

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